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                                                AGSH&F Draft of August 22, 1997

                            HEALTHWORLD CORPORATION

                                2,100,000 Shares
                                  Common Stock
                               ($0.01 par value)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              ___________, 1997

UNTERBERG HARRIS
PENNSYLVANIA MERCHANT GROUP LTD.
         As Representatives of the
         several underwriters,
         c/o      Unterberg Harris
                  10 East 50th Street, 22nd Floor
                  New York, New York  10022

Dear Sirs:

                  Healthworld Corporation, a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of 2,100,000 shares (the "Firm Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives. The Company also proposes to grant to the Underwriters an option to purchase up to 315,000 additional shares of Common Stock (the "Option Shares"; the Option Shares, together with the Firm Shares, being hereinafter referred to collectively as the "Shares").

                  For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon the filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration

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statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b)("Rule 430A(b)") under the Act is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including all information (if any) deemed to be part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus."

                  1. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-______) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date of this Agreement, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the rules and regulations of the Commission under the Act (the "Rules and Regulations") included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement (the "initial registration statement") has been declared effective, either
         (i) an additional registration statement (the "additional registration statement") relating to the Shares may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Shares have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment of either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most

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         recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b).

                  (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any preliminary prospectus, the Registration Statement or the Prospectus or any part thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's shares have been instituted or are pending or, to the Company's knowledge, threatened. On the Effective Date, on the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), on the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations.

                  (c) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement (the "Execution Time"): (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations, and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the Execution Time, the Additional Registration Statement each conforms in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the Execution
         Time: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement will conform in all respects to the requirements of the Act and the Rules and Regulations, and it will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement

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         based upon written information furnished to the Company by any
         Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that set forth in the third and seventh paragraphs under the heading "Underwriting" in the Prospectus.

                  (d) If the Effective Time of the Initial Registration Statement is prior to the Execution Time, at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations and it will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the Execution Time: on the Effective Date of the Initial Registration Statement, the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations and it will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that set forth in the third and seventh paragraphs under the heading "Underwriting" in the Prospectus.

                  (e) The Company, and each of the companies listed on Schedule II, which companies shall comprise all of the Company's subsidiaries as of the Closing Date (collectively, "Subsidiaries"), is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company and each of the Subsidiaries has full power and authority (corporate and other) to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Company and the Subsidiaries is duly licensed or qualified to do business and in good standing in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole. Except as set forth in the Prospectus, neither the Company nor the Subsidiaries owns directly or indirectly, any shares of stock or any other equity or long-term debt shares of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

                  (f) The Company's authorized capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date, based upon the assumptions set

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         forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other shares, except for this Agreement and as described in the Prospectus. The Shares and all other shares issued or issuable by the Company conform or, when issued and paid for, will conform, to all statements with respect thereto contained in the Registration Statement and the Prospectus.

                  (g) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and as of the Closing Date will be owned directly or indirectly by the Company free and clear of any lien, charge, claim, encumbrance, security interest, defect or other restriction of any kind whatsoever.

                  (h) All financial statements, including the financial statements of Girgenti, Hughes, Butler & McDowell, Inc., and its affiliates (collectively, "GHB&M"), the financial statements of Milton Marketing Group ("Milton"), and its subsidiaries (the "Milton Affiliates"), and the related notes thereto included in the Registration Statement and the Prospectus present fairly the consolidated financial condition of the Company and the Subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and the Subsidiaries for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus, and did not include at the time of filing or at the time of any subsequent amendment any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The pro forma combined financial information of the Company and the Subsidiaries, and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the bases described therein and, in the opinion of the Company and the Subsidiaries, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements or schedules of the Company or the Subsidiaries are required by the Act, the Rules and Regulations, the Exchange Act or the 1934 Act Rules and Regulations to be included in the Registration Statement or the Prospectus. Arthur Andersen LLP, who certified the financial statements and supporting schedules, are independent public accountants as required by the Act and the Rules and Regulations or the Exchange Act or the 1934 Act Rules and Regulations.

                  (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as otherwise stated therein, (i) there has not been and will not have been any change in the capitalization of the Company or the Subsidiaries, or any adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of

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         operations of the Company or the Subsidiaries, arising for any reason whatsoever, (ii) neither the Company nor the Subsidiaries has incurred nor will incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the Agreements and Plan of Organization (the "Reorganization Agreements") to be entered into by the Company with GHB&M, with Les Milton, as sole shareholder of Milton, and with various minority shareholders of the Milton Affiliates named therein, and the transactions referred to herein and therein, and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                  (j) The shares of Common Stock to be issued pursuant to the Reorganization Agreements (the "Reorganization Shares") have been duly authorized and, as of the Closing Date, validly issued and fully paid and non-assessable, and the holders thereof will have no rights of rescission with respect thereto, and will not be subject to personal liability by reason of being such holders; and none of such Reorganization Shares were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Shares to be issued pursuant to the public offering are not, and will not be, subject to any preemptive or other similar rights of any holders, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issuance and sale of the Shares has been duly and validly taken; and the certificates representing the Shares will be in due and proper form pursuant to Section 158 of the Delaware General Corporation Law. Upon the issuance, delivery and payment pursuant to the terms hereof of the Shares to be sold by the Company hereunder, each of the Underwriters will acquire good and indefeasible title to such Shares free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever. Except as described in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any shares or obligations convertible into, or any contracts or commitments to issue or sell, any shares of common stock, or any such rights, warrants, convertible shares or obligations. The Company does not, and at the Closing Date will not have outstanding any securities other than the Reorganization Shares. Except as described in the Prospectus, the Subsidiaries do not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any shares or obligations convertible into, or any contracts or commitments to issue or sell, any shares of such Subsidiary's common stock, or any such rights, warrants, convertible shares or obligations.

                  (k) The Company and the Subsidiaries have timely filed all necessary tax returns and notices that are required to have been filed prior to the date hereof and have paid all foreign, Federal, state, county and local taxes of any nature whatsoever

                                      6

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         (including, but not limited to, income, sales, unemployment, and social security taxes) that have become due, whether pursuant to any assessments, or otherwise, and there are no further liabilities (whether or not disclosed on such returns) or assessments for any such taxes (whether or not proposed), and no interest or penalties accrued or accruing with respect thereto, except as may be set forth or adequately reserved for in the financial statements included in the Registration Statement; to the Company's best knowledge, the amounts currently set up as provisions for taxes or others by the Company and the Subsidiaries on their books and records are sufficient for the payment of all their unpaid foreign, Federal, state, county and local taxes accrued through the date hereof, and for which the Company and the Subsidiaries may be liable in their own right, as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity.

                  (l) The Company and the Subsidiaries each maintains insurance of the types and in the amounts are adequate for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including but not limited to, workers' compensation insurance, insurance covering real and personal property owned or leased by the Company or the Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                  (m) The Company is not an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (n) There is no action, suit, proceeding, claim or investigation pending or threatened against or affecting the Company or the Subsidiaries, or any of their respective officers in their capacities as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which is required to be disclosed in the Registration Statement or which might, individually or in the aggregate, materially and adversely affect the Company or the Subsidiaries, or their respective business, properties, business prospects, condition (financial or otherwise) or results of operations or might materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which is otherwise material in the context of sale of the Shares.

                  (o) No consent, approval, authorization or order of, or filing or declaration with, any court or governmental agency or body is required for or in connection with this Agreement or the Consolidations except such as have been obtained prior to the date hereof under the Act, the Rules and Regulations, the Exchange Act, or the 1934 Act Rules and Regulations, or as may be required under state securities or Blue Sky laws, or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

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                  (p) The Company has full power and authority (corporate and otherwise) to enter into this Agreement and the Reorganization Agreements. This Agreement and the Reorganization Agreements have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms hereof and thereof. The execution, delivery and performance of this Agreement and the Reorganization Agreements and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, or result in the imposition of an obligation on the Company or any of the Subsidiaries which the Company or any of the Subsidiaries would otherwise not have (including without limitation any payments to any existing and former shareholders of the Company or any of the Subsidiaries) under, the charter or bylaws of the Company or the Subsidiaries (as amended to date) or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or a Subsidiary is a party or by which the Company or a Subsidiary or any of their respective properties is bound or affected, or violate or conflict with any judgment, ruling, decree, franchise, license or permit of any court or other governmental agency or body or any order, statute, rule or regulation applicable to the business or properties of the Company.

                  (q) The Company and the Subsidiaries each has good, marketable and indefeasible title to all real properties and assets owned by them, in each case free and clear of all liens, charges, encumbrances or restrictions, that might materially affect the value thereof or materially interfere with the use made or to be made thereof by them. The Company and the Subsidiaries each has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company or the Subsidiaries.

                  (r) There is no document or contract required to be described in the Prospectus or Registration Statement or to be filed as an exhibit to the Registration Statement which is not so described or filed. Each such contract to which the Company or one of the Subsidiaries is a party has been duly and validly authorized, executed and delivered, is in full force and effect, constitutes a valid and binding agreement of each of the parties thereto, and is enforceable against each such party in accordance with its terms. No such contract has been assigned by the Company or one of the Subsidiaries, and the Company knows of no present condition or fact which would prevent compliance by the Company or the Subsidiaries or any other party thereto with the terms of any such contract in accordance with its terms. Neither the Company nor any of the Subsidiaries has any present intention to exercise any right that it may have to cancel any such contract or otherwise to terminate its rights and obligations thereunder,

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         and does not have any knowledge that any other party thereto has any intention not to render full performance as contemplated by the terms thereof.

                  (s) No labor dispute with the employees of the Company or any of the Subsidiaries exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by such employees or the employees of any of its suppliers which could have a material adverse effect on the company and the Subsidiaries, taken as a whole.

                  (t) The Company and the Subsidiaries each owns or possesses the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the business now operated by them, and no proceeding involving any claim of infringement of or conflict with asserted rights of others with respect to any of the foregoing has been instituted or is threatened, pending or contemplated.

                  (u) The Company and the Subsidiaries each possesses such licenses, permits, consents, orders, approvals, certificates or authorizations issued by the appropriate Federal, state or local regulatory agencies or bodies necessary to conduct the business now operated by each of them, and no proceeding relating to the revocation or modification of any such licenses, permits, consents, orders, certificates or authorizations has been instituted or is threatened, pending or contemplated.

                  (v) Neither the Company nor any of the Subsidiaries is in violation of its charter or bylaws or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any contract, indenture, mortgage, note, lease, or other agreement or instrument to which the Company or the Subsidiary, as the case may be, is a party or by which it or its properties is bound or affected, and neither the Company nor any of the Subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit of any court or other governmental agency or body or any statute, rule or regulation applicable to the business or properties of the Company or the Subsidiary.

                  (w) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

                  (x) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

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                  (y) Except as set forth herein or in the Master Agreement
         among Underwriters dated as of [             ], there are no claims,
         payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, or any of its officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. (the "NASD").

                  (z) Neither the Company nor any of the Subsidiaries has since its inception (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

                  (aa) There are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between the Company, and any officer, director, shareholder of the Company, or any affiliate or associate of any of the foregoing persons or entities required to be disclosed by
         Item 404 of Regulation S-K of the Rules and Regulations other than those which are described in the Prospectus.

                  (bb) The Company and the Subsidiaries are (i) in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all authorizations required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such authorization, except where such noncompliance with Environmental Laws, failure to receive required authorizations or failure to comply with the terms and conditions of such authorizations would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

                  (cc) There are no persons with registration or other similar rights to have any shares registered pursuant to the Registration Statement or otherwise registered by the Company pursuant to the Act which are required to be disclosed in the Registration Statement, other than as disclosed therein.

                  (dd) The Company's Common Stock has been approved for listing, subject to official notice of issuance, on The Nasdaq National Market under the symbol "HWLD", and the Company is not aware of any threatened or pending proceedings or action by the NASD to prohibit, revoke or suspend such listing.

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                   (ee) The Company has complied with all provisions of Section
         517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  2. Agreements to Sell and Purchase.

                  (a) On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell the Firm Shares to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at a price per share of $________ (the "Purchase Price"), the respective number of Firm Shares set forth opposite the name of such Underwriter in
         Schedule I hereto.

                  (b) In addition, on the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell the Option Shares to the Underwriters and the Underwriters shall have the right to purchase, severally and not jointly, up to 315,000 Option Shares from the Company at the Purchase Price. Option Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Option Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of the Prospectus. The Representatives shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Option Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than 10 business days after such notice has been given and (iii) unless otherwise agreed by the Company, no earlier than two business days after such notice has been given. If any Option Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) which bears the same proportion to the total number of Option Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.


                  (c) Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, on the Closing Date, the Company agrees to pay the Representatives a non-accountable expense allowance in the amount of $_______, which is equal to 1% of the gross proceeds of the Offering.

                  3. Terms of Public Offering. The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares upon the terms set forth in the Prospectus.

                  4. Delivery and Payment. Payment for the Firm Shares shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives of certificates for the Shares. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P. at 10:00 a.m., New York City time, on _______________, 1997 or at such other time not later than seven full business days thereafter as Unterberg Harris and the Company determine (the "Closing Date"). The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between the Representatives and the Company.

                  Payment for the Option Shares shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives of certificates for the Shares. Delivery to the Underwriters of and payment for any Option Shares to be purchased by the Underwriters shall be made at such place as the Representatives shall designate at 10:00 a.m., New York City time, on the date specified in the applicable exercise notice given by the Representatives pursuant to Section 2 (the "Option Closing Date"). The Option Closing Date and the location of delivery of and the form of payment for such Option Shares may be varied by agreement between the Representatives and the Company.

                  Certificates for the Shares shall be registered in such names and issued in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to the Representatives for inspection not later than 1:00 p.m., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to the Representatives on the Closing Date or the Option Closing Date, as the case may be.

                  5. Agreements of the Company. The Company agrees with the Representatives that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without the prior consent of the Representatives. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. In addition, if the Effective Time of the Initial Registration Statement is prior to the Execution Time and an additional registration statement is necessary to register a portion of the Shares under the Act but the Effective

         Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Rules and Regulations thereunder, the Company promptly will notify Unterberg Harris of such event and promptly will prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither Unterberg Harris' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

                  (c) As soon as practicable, but not later than the "Availability Date" (as defined below), the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For purposes of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, (A) signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto), (B) copies of each EDGAR filing of each Registration Statement (and confirmations for each EDGAR filing of each Registration Statement), and, (C) prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement and from time to time so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Shares and will pay the fees and expenses in connection with the review of the offering by the NASD.

                  (f) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under "Use of Proceeds."

                  (g) For five years after the date of this Agreement, the Company will furnish to the Representatives and upon request to each of the other Underwriters, (i) as soon as available, a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and (ii) from time to time, such other publicly available information concerning the Company and its subsidiaries as the Representatives may reasonably request.

                  (h) The Company will use its best efforts to list the shares and maintain the inclusion of the Common Stock on The Nasdaq National Market (or on a national securities exchange) and to register the Shares under the Exchange Act in accordance with the 1934 Act Rules and Regulations.

                  (i) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement and the Reorganization Agreements by the Company prior to the Closing Date or the Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

                  (j) The Company will notify Unterberg Harris of any material adverse change affecting any of its representations, warranties, agreements and indemnities herein at any time prior to payment to the Company for the Shares on the Closing Date or any Option Closing Date.

                  (k) During the period commencing on the date hereof and continuing for 180 days, without Unterberg Harris' written permission, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or Common Stock or securities convertible into or exchangeable for or exercisable for any Shares of its Common Stock, or publicly disclose of its intention to make any such offer, sale, pledge, disposal or filing. Notwithstanding the foregoing, during such period the Company may (i) issue and sell the Shares to be sold hereunder, (ii) sell shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, or (iii) grant stock options in the ordinary course of business under the Company's 1997 incentive stock option plan.

                  (l) The Company will cause each of its directors, officers and shareholders to agree that during the period commencing on the date hereof and continuing for 180 days, without Unterberg Harris' written permission, such directors and officers will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock, or publicly disclose its intention to make any such offer, sale, pledge, disposal or filing.


                  (m) The Company will use its best efforts to consummate the transactions contemplated by the "Consolidations" (as defined in the Prospectus) at or prior to the Closing Date in accordance with the terms of the Reorganization Agreements and as described in the Prospectus.

                  (n) The Consolidations will qualify as a "pooling of interests" under Accounting Practice Bulletin No. 16.

                  6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase the Firm Shares and the Option Shares, as the case may be, under this Agreement are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date of this Agreement, the Closing Date and the Option Closing Date, as the case may be, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the satisfaction of each of the following conditions:

                  (a) The Registration Statement shall have become effective not later than 5:00 p.m. (and in the case of a registration statement, if any, filed under Rule 462(b) of the Act, not later than 10:00 p.m.) New York City time on the date of this Agreement; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) Each of the transactions contemplated in connection with the Consolidations have been or will be, at or prior to the Closing Date, consummated, in accordance with the terms of the Reorganization Agreements and as described in the Prospectus.

                  (c) The Representatives shall have received an opinion dated the Closing Date, and with respect to any Option Shares the Option Closing Date, satisfactory in form and substance to the Representatives from Rosenman & Colin, LLP, counsel for the Company, to the effect set forth in Exhibit A.

                  (d) The Representatives shall have received an opinion dated the Closing Date, and with respect to any Option Shares the Option Closing Date, satisfactory in form and substance to the
         Representatives from [               ], U.K. counsel for the Company,
         to the effect set forth in Exhibit B.


                  (e) The Representatives shall have received an opinion dated the Closing Date, and with respect to any Option Shares the Option Closing Date, from Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Underwriters, which opinion shall be satisfactory in all respects to the Underwriters, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) Since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the Company or the Subsidiaries or their respective business, properties, business prospects, condition (financial or otherwise) or results of operations, except as set forth in or contemplated in the Prospectus.

                  (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company dated the Closing Date or the Option Closing Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the
                  Company in this Agreement are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, with the same effect as if made on the Closing Date or the Option Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Prospectus, there has been no material adverse change in the Company or the Subsidiaries or their respective business, properties, business prospects, condition (financial or otherwise) or results of operations, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (h) At the Execution Time and at the Closing Date or the Option Closing Date, as the case may be, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, with respect to treatment of the Consolidations as a pooling of interests under Accounting Practice Bulletin No. 16, the financial statements and certain financial information contained in the Registration Statement and Prospectus in form and substance satisfactory to the Representatives.

                  (i) The Shares to be sold by the Company on the Closing Date shall have been duly listed on The Nasdaq National Market subject to notice of issuance and shall have been registered under the Exchange Act in accordance with the 1934 Act Rules and Regulations.

                  (j) At the Execution Time, the Company shall have furnished to the Representatives a lock-up letter from each officer, director [and each stockholder] of the Company substantially in the form set forth in Exhibit C.

                  (k) Prior to the Closing Date or the Option Closing Date, as the case may be, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 is not satisfied, because of any termination pursuant to Section 10 or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

                  8. Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company each of the Company's directors, and each of the Company's officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. The Company acknowledges that the statements set forth in the third and seventh paragraphs under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and the Representatives confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or
         (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by Unterberg Harris. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.


                  The indemnity and contribution provisions contained in this
         Section 8 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                  9. Default by an Underwriter. If any one Underwriter shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Underwriters shall be obligated to take up and pay for the Shares which the defaulting Underwriter agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Shares which the defaulting Underwriter agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriters or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Shares, if prior to such time (a) trading in the Company's Common Stock shall have been suspended by the Commission or The Nasdaq National Market or trading in securities generally on the New York Stock Exchange or The Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market, (b) a banking moratorium shall have been declared either by Federal or New York State authorities; or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus.

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 9 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Unterberg Harris, 10 East 50th Street, 22nd Floor, New York,

New York, 10022 with a copy to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attention: Edward D. Sopher, Esq. and Stephen E. Older, Esq.; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Healthworld Corporation, 100 Avenue of the Americas, New York, New York 10013, with a copy to Rosenman & Colin, LLP, 575 Madison Avenue, New York, New York 10022-2585, Attention: Howard S. Jacobs, Esq.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

           [The remainder of this page is intentionally left blank.]

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                         Very truly yours,

                                         HEALTHWORLD CORPORATION

                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

UNTERBERG HARRIS
PENNSYLVANIA MERCHANT GROUP LTD.

     Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

By:  UNTERBERG HARRIS

     By:
        -------------------------
        Name:
        Title:

                                   SCHEDULE I

                                                          Number of Firm Shares
Underwriters                                                 to be Purchased
------------                                              ---------------------

Unterberg Harris.........................................
Pennsylvania Merchant Group Ltd..........................
[Other]


                       Total                                      2,100,000

                                  SCHEDULE II

                             [LIST OF SUBSIDIARIES]

                              [COMPANY TO PROVIDE]